FUNDS FOR INSTITUTIONS SERIES

FFI Government Fund

FFI Treasury Fund

Supplement dated May 10, 2016 to the Summary Prospectuses of the Funds, dated May 2, 2016

On February 18, 2016, the Board of Trustees of Funds For Institutions Series on behalf of its series, FFI Government Fund and FFI Treasury Fund (each individually, a “Fund” and collectively, the “Funds”) approved a proposal to close each Fund to share purchases. Accordingly, effective at the close of business on September 1, 2016, each Fund will no longer accept purchase orders.

Shareholders may continue to redeem their Fund shares at any time.

Shareholders should retain this Supplement for future reference.

SPRO-FFIS-GT-0516SUP